                                                                    EXHIBIT 10.1

                 NORTH TEXAS COMMERCIAL ASSOCIATION OF REALTORS

                           COMMERCIAL CONTRACT OF SALE

                 [CHECK ALL BOXES APPLICABLE TO THIS CONTRACT -
                BOXES NOT CHECKED DO NOT APPLY TO THIS CONTRACT]

     In  consideration  of  the  terms,  provisions,  covenants  and  agreements contained  in this  Commercial  Contract of Sale (the  "Contract"),  each of the parties to this Contract agrees as follows:

     1.   PARTIES.  Orinda  Capital  Partners,  L.P.  ("Seller")  shall sell and convey to Enclaves Group, Inc. ("Purchaser") and Purchaser shall buy and pay for the Property (defined below).

     2.   PROPERTY. Being an approximate 52.7 acre tract of land with an address of ___________________________in  the City of Fort Worth, Tarrant County, Texas,
further described as: ________________________________  ________________________
or as described in EXHIBIT "A", LEGAL  DESCRIPTION  and/or shown on EXHIBIT "B",
SITE PLAN,  together  with,  all and  singular,  all  improvements  and fixtures situated thereon, and all rights and appurtenances pertaining thereto, including any right,  title and interest of Seller in and to adjacent streets,  alleys, or
rights-of-way   (such   real   estate,   improvements,   fixtures,   rights  and
appurtenances being collectively herein referred to as the "Property").

     3.   PURCHASE PRICE.

          The purchase price for the Property is $  1,788,750.00  (the "Purchase
          Price"), payable as follows:

     |_|  A. The Purchase  Price will be adjusted up or down based upon the land area of the Property as determined  by the Survey.  The land area will be  multiplied by  $____________  per square foot and the product will become the  Purchase  Price at Closing.  The land area for purposes of determining  the  Purchase  Price  will be the gross  land area of the
          Property  unless this box |_| is checked,  in which case the land area
          for purposes of  determining  the Purchase  Price will be the Net Land
          Area (as defined in SECTION 5A) of the Property.

     |X|  B. Cash payable at Closing: $ All

     |_|  C. The balance of the  Purchase  Price will be paid  according  to the provisions  in ADDENDUM  B-1,  THIRD PARTY  FINANCING or ADDENDUM B-2,
          SELLER FINANCING.

     4.   EARNEST MONEY AND TITLE COMPANY ESCROW.

     A.   EARNEST  MONEY.  Within two (2) business days after the Effective Date of this  Contract,  Purchaser  shall  deposit  earnest  money  in the  form of a

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certified  check,  cashier's  check or wire transfer in the amount of $10,000.00
(the  "Earnest  Money")  payable to Republic  Title of Texas,  Inc.  (the "Title
Company"), in its capacity as escrow agent, to be held in escrow pursuant to the terms of this  Contract,  Seller's  acceptance  of this  Contract  is  expressly conditioned upon Purchaser's  timely deposit of the Earnest Money with the Title
Company.  If Purchaser fails to timely deposit the Earnest Money, Seller may, at
Seller's  option,  terminate  this Contract by delivering a written  termination notice to  Purchaser  before  Purchaser  deposits the Earnest  Money.  The Title
Company shall deposit the Earnest Money in one or more fully insured accounts in one or more Federally insured banking or savings institutions.  After receipt of necessary tax forms from Purchaser,  the Title Company shall deposit the Earnest
Money in an interest  bearing  account unless this box |_| is checked,  in which
case the Title  Company will not be required to deposit the Earnest  Money in an interest bearing account. Any interest earned on the Earnest Money will become a part of the Earnest Money. At the Closing,  the Earnest Money will be applied to the Purchase Price.

     Notwithstanding  anything herein to the contrary,  a portion of the Earnest
Money in the amount of $100.00 will be non-refundable and will be distributed to
Seller upon any  termination  of this  Contract as full payment and  independent consideration for Seller's performance under this Contract.  If this Contract is properly  terminated by Purchaser pursuant to a right of termination  granted to
Purchaser  by any  provision  of this  Contract,  the  Earnest  Money,  less the non-refundable portion, will be promptly returned to Purchaser,  and the parties will have no further rights or obligations  under this Contract  (except for any that,  by the  explicit  provisions  of  this  Contact,  expressly  survive  the termination of this Contract).

     B. ESCROW.  The Earnest Money is deposited  with the Title Company with the understanding that the Title Company is not: (1) responsible for the performance or non-performance of any party to this Contract;  or (2) liable for interest on the funds  except to the extent  interest  has been earned  after the funds have been deposited in an interest bearing  account.  If both parties make demand for the payment of the  Earnest  Money,  the Title  Company has the right to require from all parties and the Brokers  (defined below) a written release of liability of the Title Company which  authorizes the disbursement of the Earnest Money. If only one party makes demand for payment of the refundable portion of the Earnest
Money,  the Title Company  shall give written  notice of the demand to the other party.  The Title Company is authorized  and directed to honor the demand unless the other party  delivers a written  objection to the Title  Company  within ten
(10) days after that party  receives the written  notice from the Title Company.
Purchaser shall, at Purchaser's expense, (but subject to reimbursement by Seller at Closing for the cost thereof, not to exceed $1,500.00).

     5.   SURVEY AND TITLE DOCUMENTS.

     A. SURVEY. As soon as reasonably  possible,  and in any event within twenty
(20)  days  after  the  Effective  Date,  deliver  or cause to be  delivered  to
Purchaser,  Seller  and the  Title  Company  a copy of a  current  on-the-ground perimeter  survey  (the  "Survey")  of the  Property  prepared  by a  Registered
Professional  Land  Surveyor.  The  Survey  must  be in a  form  and  of a  date reasonably  acceptable to Purchaser and to the Title Company,  and in acceptable form in order to allow the Title Company to modify the, survey exception to read
"any  shortages  in area." The Survey must show the  location and size of all of the following on, or immediately  adjacent to the Property,  if any:  buildings, building lines, streets, 100-year flood plain, improvements, encroachments,

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easements, recording information of easements, pavements,  protrusions,  fences, rights-of-way,  and apparent  public  utilities.  The Survey must show the gross land area and,  if the  Purchase  Price is based upon the Net Land Area then the
Survey  must also show the Net Land  Area.  The term "Net Land  Area"  means the gross land area of the Property less the area within utility easements, drainage easements, ingress/egress easements, rights-of-way, 100-year flood plain and any encroachments on the Property,  The area within the 100-year flood plain must be as  defined  by the  Federal  Emergency  Management  Agency or other  applicable governmental  authority. At the Closing, the metes and bounds description of the
Property reflected in the Survey will be used in the warranty deed and any other documents requiring a legal description of the Property.

     B.   TITLE  COMMITMENT.  As soon as reasonably  possible,  and in any event within twenty (20) days after the  Effective  Date,  Seller  shall,  at Seller's expense,  deliver or cause to be delivered to Purchaser:  (1) A title commitment
(the "Title  Commitment")  covering  the Property  binding the Title  Company to issue a Texas  Owner  Policy of Title  Insurance  (the  "Title  Policy")  on the
standard form prescribed by the Texas Department of Insurance at the Closing, in
the full amount of the Purchase Price,  insuring Purchaser's fee simple title to the  Property  to be  good  and  indefeasible,  subject  only  to the  Permitted
Exceptions  (defined  below);  and (2) the following  (collectively,  the "Title
Documents"):  (a) true and legible copies of all recorded instruments  affecting the  Property and recited as  exceptions  in the Title  Commitment;  (b) written notices as required in SECTION 5C;

     C.   SPECIAL  ASSESSMENT  DISTRICTS.  If the Property is situated  within a utility  district or flood control district subject to the provisions of Section
49.452 of the Texas Water Code,  then Seller  shall give to Purchaser as part of the  Title  Documents  the  required  written  notice  and  Purchaser  agrees to acknowledge  receipt of the  notice in  writing.  The notice  must set forth the
current  tax  rate,   the  current  bonded   indebtedness   and  the  authorized
indebtedness  of the  district,  and  must  comply  with  all  other  applicable requirements  of the Texas Water Code.  If the  Property is subject to mandatory membership in a property owner's  association,  Seller shall notify Purchaser of the current annual budget of the property owners'  association,  and the current authorized fees, dues and/or assessments relating to the Property.

     D.   ABSTRACT.  At the time of the  execution of this  Contract,  Purchaser acknowledges that the Brokers have advised and hereby advise Purchaser,  by this writing,  that Purchaser should have the abstract covering the Property examined by an  attorney  of  Purchaser's  own  selection  or that  Purchaser  should  be furnished with or obtain a policy of title insurance.

     E.   NOTICE  REGARDING  POSSIBLE  ANNEXATION.  If the Property  that is the subject of this Contract is located  outside the limits of a  municipality,  the
Property may now or later be included in the  extraterritorial  jurisdiction  of the  municipality  and  may  now  or  later  be  subject  to  annexation  by the municipality.  Each municipality maintains a map that depicts its boundaries and extraterritorial  jurisdiction. To determine if the Property is located within a municipality's extraterritorial jurisdiction or is likely to be located within a municipality's extraterritorial jurisdiction, contact all municipalities located in the general proximity of the Property for further information.

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     6.   REVIEW OF TITLE.

     A.   REVIEW PERIOD.  Purchaser  shall have ten (10) days (the "Title Review
Period")  after receipt of the last of the Survey,  Title  Commitment  and Title
Documents  to review  them and to deliver  in  writing to Seller any  objections
Purchaser  may have to 'them or any item  disclosed  by them.  Any item to which
Purchaser  does not object will be deemed a "Permitted  Exception."  Those items the Title  Company  identifies  to be released  upon the Closing  will be deemed objections by Purchaser.  Purchaser's failure to object within the time provided will be a waiver of the right to  object.  If  Purchaser  delivers  any  written objections  to Seller within the Title Review  Period,  then Seller shall make a good  faith  attempt  to cure the  objections  within  ten (10) days (the  "Cure
Period")  after receipt of the  objections,  However,  Seller is not required to incur any cost to do so.  Zoning  ordinances  and the lien for current taxes are deemed to be Permitted  Exceptions.  Notwithstanding  the foregoing,  the Survey shall be deemed  received for purposes of this  Paragraph 6.A. on the earlier of
Purchaser's actual receipt or 20 days after the Effective Date hereof.

     B.   CURE  PERIOD.  If Seller  cannot cure the  objections  within the Cure
Period,  Seller may deliver a written notice to Purchaser,  before expiration of the Cure Period,  stating  whether Seller is committed to cure the objections at or before the Closing.  If Seller does not cure the  objections  within the Cure
Period,  or does not timely deliver the notice, or does not commit in the notice to fully cure all of the  objections at or before  Closing;  then  Purchaser may terminate  this Contract by  delivering a written  notice to Seller on or before the  earlier  to occur  of (l) the date  which  is  seven  (7)  days  after  the expiration of the Cure Period;  or (2) the scheduled  Closing Date. If Purchaser properly and timely  terminates  this Contract,  the  refundable  portion of the
Earnest Money will be  immediately  returned to Purchaser and neither party will have any further rights or obligations  under this Contract (except for any that expressly  survive the  termination).  If Purchaser does not properly and timely terminate  this  Contract,  then  Purchaser  will be deemed to have  waived  any uncured objections and must accept such title as Seller is able to convey at the
Closing. Seller's failure to satisfy Purchaser's objections under this Section 6 does not constitute a default by Seller.

     7.   SELLER'S REPRESENTATIONS AND WARRANTIES.

     A.   STATEMENTS.  Seller represents and warrants to Purchaser,  to the best of Seller's  current,  actual knowledge  without the requirement of inquiry,  as follows:

          (1)  Title. At the Closing,  Seller will have the right to, and will, convey to Purchaser good and  indefeasible fee simple title to the Property free  and  clear of any and all  liens,  assessments,  easements,  security interests and other encumbrances except the Permitted Exceptions.  Delivery of the Title Policy  pursuant to SECTION 12 below will be deemed to satisfy the obligation of Seller as to the sufficiency of title required under this
     Contract.  However,  delivery of the Title  Policy will not release  Seller from the warranties of title set forth in the warranty deed.

          (2)  Leases. There are no parties in possession of any portion of the
     Property as lessees,  tenants at sufferance or  trespassers  except tenants under written leases delivered to Purchaser pursuant to this Contract.

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          (3)  Negative  Covenants.  Seller  shall  not  further  encumber  the
     Property or allow en encumbrance upon the title to the Property,  or modify the terms or conditions of any existing leases,  contracts or encumbrances, if any,  without the written consent of Purchaser,  which consent shall not be  unreasonably  withheld or delayed;  provided  that no consent  shall be required if any of the aforesaid will not survive the Closing hereunder.

          (4)  Liens  and  Debts.  There  are  no  mechanic's  liens,   Uniform
     Commercial Code liens or unrecorded liens against the Property,  and Seller shall not allow any such liens to attach to the Property before the Closing that will not be satisfied  out of  Closing  proceeds.  All  obligations of
     Seller  arising from the  ownership  and  operation of the Property and any business  operated on the Property,  including,  but not limited to, taxes, leasing commissions, salaries, contracts, and similar agreements, have been paid or will be paid before the Closing.  Except for  obligations for which provisions  are made in this  Contract for prorating at the Closing and any indebtedness  taken subject to or assumed,  there will be no obligations of
     Seller with respect to the Property outstanding as of the Closing.

          (5)  Litigation.  There  is  no  pending  or  threatened  litigation, condemnation,  or assessment affecting the Property,  Seller shall promptly advise  Purchaser of any litigation,  condemnation or assessment  affecting the Property that is instituted after the Effective Date.

          (6)  Material Defects.  Purchaser  acknowledges that the Brokers have not made any warranty or  representation  with respect to the  condition of the Property or otherwise, and Purchaser is relying solely upon Purchaser's own investigations and the representations of Seller, if any.

          (7)  Hazardous  Materials.  For purposes of this  Contract,  the term
     "Hazardous  Materials"  means  any  pollutants,   toxic  substances,  oils,
     hazardous wastes, hazardous materials or hazardous substances as defined in or pursuant to the Comprehensive  Environmental Response,  Compensation and
     Liability  Act, as amended,  the Clean Water Act, as amended,  or any other
     Federal, State or local environmental law, ordinance,  rule, or regulation, whether existing as of the Effective Date or subsequently enacted.

     B.   REMEDIES.  If Purchaser  discovers,  before the  Closing,  that any of
Seller's representations or warranties has been misrepresented or is inaccurate,
Purchaser may notify  Seller in writing,  and Seller shall attempt to correct or
remedy  the  misrepresentation  or  inaccuracy.   If  the  misrepresentation  or
inaccuracy  is not  remedied by Seller  before the  Closing,  Purchaser  may, by written notice to Seller:  (1) proceed to the Closing  thereby waiving any claim for  misrepresentation  or breach of warranty;  (2) delay the Closing, if Seller
agrees  in   writing   to  the  delay,   to  allow   additional   time  for  the
misrepresentation  or  breach  of  warranty  to be  remedied;  or  (3)  exercise
Purchaser's remedies for default by Seller under this Contract.

     8.   NONCONFORMANCE.  Purchaser has or will  independently  investigate and verify to Purchaser's  satisfaction the extent of any limitations of uses of the
Property.  Purchaser  acknowledges  that the current use of the  Property or the improvements  located on the  Property  (or both) may not conform to  applicable
Federal,  State or municipal laws,  ordinances,  codes or  regulations.  Zoning,

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permitted  uses,  height  limitations,  setback  requirements,  minimum  parking requirements,  limitations  on coverage of  improvements  to total area of land,
Americans with Disabilities Act requirements,  wetlands,  restrictions and other matters may have a  significant  economic  impact upon the  intended  use of the
Property by Purchaser.  However,  if Seller is aware of pending  zoning  changes and/or current nonconformance with any Federal, State or local laws, ordinances, codes or regulations, Seller shall disclose same to Purchaser.

     9.   INSPECTION. [CHECK ONE]

     |X|  A.   INSPECTION DESIRED. Purchaser desires to inspect the Property and
               Seller  grants to Purchaser  the right to inspect the Property as described in ADDENDUM C, INSPECTION.

     |_|  B.   INSPECTION NOT NECESSARY.  Purchaser  acknowledges that Purchaser
               has  inspected   the   Property,   including  all  buildings  and
               improvements  thereon,  and is  thoroughly  familiar  with  their condition,  and  Purchaser  hereby  accepts  the  Property in its present  condition,  with such changes as may hereafter be caused by normal wear and tear before the Closing,  but without  waiving
               Purchaser's  rights  by virtue of  Seller's  representations  and warranties expressed in this Contract.

     10.  CASUALTY LOSS AND CONDEMNATION.

     A.   DAMAGE OR  DESTRUCTION.  All risk of loss to the Property  will remain upon Seller before the Closing.  If, before the Closing, the Property is damaged or destroyed by fire or other  casualty to a Material  Extent  (defined  below), then  Purchaser  may either  terminate  this  Contract by  delivering  a written termination  notice  to Seller or elect to close.  If before  the  Closing,  the
Property is damaged by fire or other  casualty  to less than a Material  Extent, the  parties  shall  proceed to Closing as  provided  in this  Contract.  If the transaction is to proceed to Closing,  despite any damage or destruction,  there will be no  reduction  in the  Purchase  Price  and  Seller  shall do one of the following;  (1) fully repair the damage before the Closing, at Seller's expense;
(2) give a credit to  Purchaser  at the Closing for the entire cost of repairing the Property;  or (3) assign to Purchaser all of Seller's  right and interest in any insurance  proceeds  resulting from the damage or  destruction,  plus give a credit to Purchaser at the Closing in an amount equal to any deductible or other shortfall. The term "Material Extent" means damage or destruction where the cost of repair  exceeds ten percent  (10%) of the  Purchase  Price.  If the extent of damage or the  amount  of  insurance  proceeds  to be made  available  cannot be determined  before the Closing Date, or the repairs  cannot be completed  before the Closing  Date,  either party may  postpone the Closing Date by  delivering a written notice to the other party  specifying an extended  Closing Date which is not more than thirty (30) days after the previously scheduled Closing Date.

     B.   CONDEMNATION. If condemnation proceedings are commenced before Closing against  any  portion of the  Property,  then Seller  shall  immediately  notify
Purchaser in writing of the  condemnation  proceedings,  and Purchaser  may: (1)
terminate this Contract by delivering a written notice to Seller within ten (10)
days after Purchaser  receives the notice (and in any event before Closing),  in which case the  refundable  portion of the  Earnest  Money will be  returned  to
Purchaser and the parties will have no further rights or obligations  under this
Contract (except for any that expressly survive the termination); or (2) appear

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and  defend  in  the  condemnation  proceeding,  in  which  case  any  award  in condemnation will, (a) if known as of Closing, belong to Seller and the Purchase
Price  will be reduced by the same  amount,  or (b) if not known as of  Closing, belong to Purchaser and the Purchase Price will not be reduced.

     11.  ASSIGNMENT. [CHECK ONE]

     |X|  A.   LIMITED ASSIGNMENT PERMITTED.  Purchaser may assign this Contract only to a  related  party,  defined  as:  (1) an  entity in which
               Purchaser  is an owner,  partner  or  corporate  officer;  (2) an entity which is owned or controlled by the same person or persons which own or control Purchaser; or (3) a member or members of the
               immediate   family  of  Purchaser,   or  a  trust  in  which  the
               beneficiary or beneficiaries is or are a member or members of the immediate family of Purchaser. Purchaser will remain liable under this Contract after any assignment.

     |_|  B.   ASSIGNMENT  PROHIBITED.  Purchaser  may not assign this  Contract without Seller's prior written consent.

     |_|  C.   ASSIGNMENT PERMITTED. Purchaser may assign this Contract provided the assignee  assumes in writing all  obligations and liabilities of Purchaser  under this Contract,  in which event Purchaser will be relieved of any further liability under this Contract.

     12.  CLOSING.

          A.   CLOSING DATE.  The closing of the  transaction  described in this
Contract (the  "Closing") will be held at 10:00 a.m. at the offices of the Title
Company at its address  stated below,  on the date (the "Closing  Date") that is the later of N/A (__) days after the  expiration  of the  Inspection  Period (if any); N/A (__) days after the Effective Date; or April 1, 2005.  However,  if any
objections that were timely made by Purchaser in writing  pursuant to SECTION 6A
(and agreed by Seller to be cured) have not been  cured,  then either  party may postpone  the Closing  Date by  delivering  a written  notice to the other party specifying  an extended  Closing  Date which is not more than ten (10)  business days after the previously scheduled Closing Date.

          B.   SELLER'S  CLOSING  OBLIGATIONS.  At  the  Closing,  Seller  shall deliver to Purchaser, at Seller's expense:

          (1)  A duly executed [CHECK ONE] |_| General Warranty Deed |X| Special
     Warranty  Deed  (with  Vendor's  Lien  retained  if  not a  cash  purchase)
     conveying  the Property in fee simple  according  to the legal  description prepared  by the  surveyor  as shown  on the  Survey,  subject  only to the
     Permitted Exceptions;

          (2)  An updated Title  Commitment  committing the  underwriter for the
     Title Company to issue promptly after the Closing, at Seller's expense, the
     Title  Policy  pursuant  to  the  Title  Commitment,  subject  only  to the
     Permitted Exceptions, in the full amount of the Purchase Price, dated as of the date of the Closing,  and (at an  additional  premium cost) [CHECK ONLY
     ONE IF  APPLICABLE]  |_| with the survey  exception  modified  at  Seller's

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     expense to read "any  shortages in area," or |X| with the survey  exception
     modified at Purchaser's option and expense to read "any shortages in area;"

          (3)  A  Bill  of  Sale  conveying  the  personal  property,   if  any,
     including,  but not  limited  to any  described  on  ADDENDUM  A,  IMPROVED
     PROPERTY,  free and clear of liens,  security  interests and  encumbrances, subject only to the Permitted Exceptions (to the extent applicable);

          (4)  Possession  of the  Property,  subject to valid  existing  leases disclosed by Seller to Purchaser and other applicable Permitted Exceptions;

          (5)  A  executed  assignment  of all  leases,  if there are any leases affecting the Property;

          (6)  A current  rent roll  certified  by  Seller  to be  complete  and accurate, if there are any leases affecting the Property;

          (7)  Evidence  of  Seller's  authority  and  capacity  to  close  this transaction; and

          (8)  All other documents  reasonably  required by the Title Company to close this transaction.

          C.   Purchaser's Closing Obligations.  At the Closing, Purchaser shall deliver to Seller, at Purchaser's expense:

          (1)  The cash portion of the Purchase  Price,  with the Earnest  Money being applied thereto;

          (2)  The  Note  and  the  Deed  of  Trust,  if  ADDENDUM  B-2,  SELLER
     FINANCING, is attached;

          (3)  An Assumption  Agreement in  recordable  form agreeing to pay all commissions payable under any lease of the Property;

          (4)  Evidence  of  Purchaser's  authority  and  capacity to close this transaction; and

          (5)  All other documents  reasonably  required by the Title Company to close this transaction.

          D.   CLOSING  COSTS.  Each  party  shall pay its share of the  closing costs which are  customarily  paid by a seller or purchaser in a transaction  of this  character  in the county  where the  Property is located,  or as otherwise agreed.

          E.   PRORATIONS.   Rents,  lease  commissions,   interest,   insurance
premiums, maintenance expenses, operating expenses, and ad valorem taxes for the year of Closing will be prorated at the Closing  effective as of the date of the
Closing.  Seller shall give a credit to  Purchaser  at Closing in the  aggregate amount of any security deposits  deposited by tenants under leases affecting the

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Property. If the Closing occurs before the tax rate is fixed for the year of the
Closing,  the  apportionment of the taxes will be upon the basis of the tax rate for the  preceding  year  applied  to the  latest  assessed  valuation,  but any difference  between  actual  and  estimated  taxes  for the year of the  Closing actually paid by Purchaser will be adjusted  equitably  between the parties upon receipt of a written statement of the actual amount of the taxes. This provision will survive the Closing.

          F.   LOAN ASSUMPTION.  If Purchaser  assumes an existing mortgage loan at the Closing,  Purchaser  shall pay:  (1) to the lender,  any  assumption  fee charged  by the  lender;  and (2) to  Seller,  a sum equal to the  amount of any reserve accounts held by the lender for the payment of taxes,  insurance and any other expenses applicable to the Property for which reserve accounts are held by the lender, Purchaser shall execute, at the option and expense of Seller, a Deed of Trust to Secure  Assumption with a trustee named by Seller. If consent to the assumption is required by the lender,  Seller shall obtain the lender's  consent in writing and deliver the consent to Purchaser  at the Closing.  If Seller does not  obtain  the  lender's  written  consent  (if  required)  and  deliver it to
Purchaser at or before the Closing,  Purchaser  may  terminate  this Contract by delivering  a written  termination  notice to Seller  whereupon  the  refundable portion of the Earnest  Money will be promptly  returned  to  Purchaser  and the parties will have no further rights or obligations  under this Contract  (except for any that expressly survive the termination).

          G.   ROLLBACK  TAXES.  If this sale or a change in use of the Property or denial of any special use valuation on the Property results in the assessment after  Closing of additional  taxes  applicable to the period of time before the
Closing,  Seller shall pay to Purchaser the additional  taxes plus any penalties and  interest  immediately  upon receipt of a written  statement  for the taxes,
unless this box |X| is checked in which case Purchaser  shall pay the additional taxes plus any penalties and interest. This obligation will survive the Closing.

          H.   FOREIGN PERSON  NOTIFICATION.  If Seller is a Foreign Person,  as
defined by the Internal Revenue Code, or if Seller fails to deliver to Purchaser a non foreign  affidavit  pursuant to Section 1445 of the Internal Revenue Code, then  Purchaser  may withhold  from the sales  proceeds an amount  sufficient to comply with applicable tax law and deliver the withheld proceeds to the Internal
Revenue Service,  together with  appropriate tax forms.  The required  affidavit from Seller will include:  (1) a statement that Seller is not a foreign  person;
(2) the U. S.  taxpayer  identification  number  of  Seller;  and (3) any  other information required by Section 1445 of the Internal Revenue Code.

     13.  DEFAULT.

          A.   PURCHASER'S  REMEDIES. If Seller fails to close this Contract for any reason  except  Purchaser's  default  or the  termination  of this  Contract pursuant  to a right to  terminate  set  forth in this  Contract,  or if  Seller defaults in the  performance of any of the other terms of this Contract,  Seller will  be in  default  and  Purchaser  shall  elect  one  of  the  following,  as
Purchaser's sole remedy [CHECK ALL THAT MAY APPLY]:

          |X|  (1)  Enforce specific performance of this Contract;
          |_|  (2)  Bring suit for damages against Seller,

(R)Copyright 1999 NTCAR - Form No, 1 (8/99)                        Page 9 CJW MDM

          |_|  (3)  Enforce  specific  performance of this Contract and/or bring suit for damages against Seller; or
          |X|  (4)  Terminate   this  Contract  and   immediately   receive  the
                    refundable portion of the Earnest Money. If Purchaser elects to terminate this Contract due to Seller's default, then the parties  will have no further  rights or  obligations  under this  Contract  except for Seller's  obligation to cause the refundable  portion of the  Earnest  Money to be returned to
                    Purchaser  (and  except for any that  expressly  survive the termination).

          B.   SELLER'S REMEDIES.  If Purchaser fails to close this Contract for any reason except Seller's default or the termination of this Contract  pursuant to a right to terminate set forth in this Contract, Purchaser will be in default and Seller shall elect one of the following,  as Seller's sole remedy [CHECK ALL
THAT MAY APPLY]:

          |_|  (1)  Enforce specific performance of this Contract;
          |_|  (2)  Bring suit for damages against Purchaser;
          |_|  (3)  Enforce  specific  performance of this Contract and/or bring suit for damages against Purchaser; or
          |X|  (4)  Terminate this Contract and immediately  receive the Earnest
                    Money as liquidated  damages for Purchaser's  breach of this
                    Contract, thereby releasing Purchaser from this Contract. If
                    Seller terminates this Contract due to Purchaser's  default, then the parties will have no further  rights or obligations under this  Contract  except for  Purchaser's  obligation to cause the Earnest Money to be paid to Seller (and except for any that expressly survive the termination).

     14.  AGENCY DISCLOSURE.

          A.   AGENCY RELATIONSHIPS.  The Term "Brokers" refers to the Principal
Broker  and/or  the  Cooperating  Broker,  if  applicable,  asset  forth  on the signature page.  Each Broker has duties only to the party the Broker  represents as identified  below. If either Broker is acting as an  intermediary,  then that
Broker  will  have  only the  duties of an  intermediary,  and the  intermediary disclosure and consent  provisions apply as set forth below.  [EACH BROKER CHECK
ONLY ONE]

          (1)  The Principal  Broker is: |_| agent for Seller only; or |_| agent
     for Purchaser only; or |_| an intermediary.

          (2)  The  Cooperating  Broker is: |_| agent for Seller only; |_| agent
     for Purchaser only; or |_| an intermediary.

          B    OTHER  BROKERS.  Seller and Purchaser each represent to the other that  they  have had no  dealings  with any  person,  firm,  agent or  finder in connection with the negotiation of this Contract and/or the  consummation of the purchase and sale contemplated by this Contract, other than the Brokers named in this  Contract,  and no real estate broker,  agent,  attorney,  person,  firm or entity,  other than the Brokers is entitled to any commission or finder's fee in connection  with this  transaction  as the result of any dealings or acts of the representing party. Each party agrees to indemnify, defend, protect and hold the other party  harmless from and against any costs,  expenses or liability for any

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compensation,  commission,  fee,  or charges  which may be claimed by any agent, finder or other similar party,  other than the named  Brokers,  by reason of any dealings or acts of the indemnifying party.

          C.   FEE  SHARING.  Seller and  Purchaser  agree that the  Brokers may share the Fee (defined below) among themselves,  their sales associates, and any other  licensed  brokers  involved  in the  sale of the  Property.  The  parties authorize the Title Company to pay the Fee directly to the Principal Broker and, if applicable,  the  Cooperating  Broker,  in accordance  with SECTION 15 or any other  agreement  pertaining  to the Fee.  Payment of the Fee will not alter the fiduciary relationships between the parties and the Brokers.

          D.   INTERMEDIARY RELATIONSHIP. If either of the Brokers has indicated
in  SECTION  14A above  that the  Broker is  acting as an  intermediary  in this transaction,  then  Purchaser  and Seller  hereby  consent  to the  intermediary relationship, authorize the respective Brokers to act as an intermediary in this transaction, and acknowledge that the source of any expected compensation to the
Brokers will be Seller,  and the Brokers may also be paid a fee by Purchaser.  A real estate broker who acts as an intermediary between parties in a transaction:

               (1)  may not  disclose to the buyer that the seller will accept a price less than the asking  price  unless  otherwise  instructed  in a separate writing by the seller;

               (2)  may not  disclose  to the  seller  that the buyer will pay a price  greater  than the price  submitted  in a  written  offer to the seller unless otherwise instructed in a separate writing by the buyer;

               (3)  may  not  disclose  any  confidential   information  or  any
          information a party  specifically  instructs the real estate broker in writing  not to disclose  unless  otherwise  instructed  in a separate
          writing  by  the  respective   party  or  required  to  disclose  such
          information  by the Texas Real Estate  License Act or a court order or if  the  information  materially  relates  to  the  condition  of  the property;

               (4)  shall treat all parties to the transaction honestly; and

               (5)  shall comply with the Texas Real Estate License Act.

          Broker is authorized to appoint,  by providing  written  notice to the parties,  one or more licensees  associated with Broker to communicate  with and carry out instructions of one party, and one or more other licensees  associated with Broker to communicate with and carry out instructions of the other party or parties.  During  negotiations,  an appointed  licensee may provide opinions and advice to the party to whom the licensee is appointed.

          15.  PROFESSIONAL SERVICE FEE.

          A.   PAYMENT OF FEE.  Seller agrees to pay the Brokers a  professional service fee (in cash) (the "Fee") for  procuring the Purchaser and for assisting in the negotiation of this Contract as follows:  N/A.

               The Fee  will be  earned  if,  as and only  when the  transaction contemplated  hereby closes and funds and will paid at Closing.  The Fee will be paid by Seller to the  Brokers in the county in which the  property  is located.
The Title  Company or other escrow agent is  authorized  and directed to pay the
Fee to the Brokers out of the Closing proceeds.

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          B.   CONSENT REQUIRED.  Purchaser, Seller and Title Company agree that the Brokers are third party  beneficiaries  of this Contract with respect to the
Fee, and that no change may be made by Purchaser, Seller or Title Company as, to the time of payment,  amount of payment or the conditions for payment of the Fee without the written consent of the Brokers;  provided,  however,  the consent of the Brokers  shall not be required  for a mutually  approved  amendment  to this
Contract,  including, without limitation, a change of the Closing Date and/or an adjustment in the Purchase Price.

     16.  MISCELLANEOUS PROVISIONS.

          A.   EFFECTIVE  DATE.  The  "Effective  Date" is the  date  the  Title
Company  acknowledges  receipt of this fully executed Contract,  but in no event later than one (1)  business  day after  Purchaser  and Seller  have signed this
Contract.

          B.   NOTICES.  All  notices  and  other  communications   required  or
permitted  under this Contract must be in writing and will be deemed  delivered, whether  actually  received  or not, on the  earlier of (1) actual  receipt,  if delivered in person or by messenger with evidence of delivery; (2) receipt of an electronic  facsimile ("Fax")  transmission with confirmation of delivery to the
Fax  telephone  numbers  specified  below,  if any; or (3) upon deposit with the
United States Postal Service, certified mail, return receipt requested,  postage prepaid,  and properly  addressed  to the intended  recipient at the address set forth below.  Any party may change its address for notice purposes by delivering written  notice of its new address to all other  parties in the manner set forth above. Copies of all written notices should also be delivered to the Brokers and to the Title  Company;  but failure to notify the  Brokers or the Title  Company will not cause an otherwise properly delivered notice to be ineffective.

          C.   TERMINATION.  If this Contract is terminated for any reason,  the obligations of each party under this Contract will  terminate,  except that: (1)
Purchaser  shall pay the costs to repair  any damage to the  Property  caused by
Purchaser  or  Purchaser's  agents;  (2)  Purchaser  shall  return to Seller any reports or documents  delivered to Purchaser by Seller; and (3) each party shall perform any other  obligations  that expressly  survive the  termination of this
Contract.  The  obligations of this SECTION 16C will survive the  termination of this Contract.  The terms of any mutual termination agreement will supersede and control over the provisions of this SECTION 16C to the extent of any conflict.

          D.   FORMS.  In  case of a  dispute  as to the  form  of any  document required under this contract,  the most recent form prepared by the State Bar of
Texas,  modified as necessary to conform to the  requirements  of this Contract, will be deemed reasonable.

          E.   ATTORNEYS  FEES.  The  prevailing  party in any legal  proceeding brought in relation to this Contract or transaction  will be entitled to recover from the non-prevailing  parties court costs,  reasonable attorneys fees and all other reasonable litigation expenses.

          F.   INTEGRATION.   This  Contract  contains  the  complete  agreement
between the parties with respect to the Property and cannot be varied  except by written  agreement.  The  parties  agree  that  there  are no  oral  agreements, understandings,  representations or warranties made by the parties which are not
expressly  set  forth  in  this   Contract.   Any  prior   written   agreements,

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understandings, representations or warranties between the parties will be deemed merged into and superseded by this Contract, unless it is clear from the written document that the intent of the parties is for the previous  written  agreement, understanding,  representation  or  warranty to survive  the  execution  of this
Contract.

          G.   SURVIVAL.  Any  warranty,  representation,  covenant or condition contained in this Contract not otherwise  discharged at the Closing will survive the Closing of this transaction.

          H.   BINDING  EFFECT.  This Contract will inure to the benefit of, and will be binding upon, the parties to this Contract and their  respective  heirs, legal representatives, successors and assigns.

          I.   TIME FOR PERFORMANCE. Time is of the essence under each provision of this Contract. Strict compliance with the times for performance is required.

          J.   RIGHT OF ENTRY. After reasonable advance notice and during normal business hours, Purchaser,  Purchaser's representatives and the Brokers have the right to enter upon the  Property  before the Closing  for  purposes of viewing, inspecting  and  conducting  studies  of the  Property,  so  long as they do not unreasonably interfere with the use of the Property by Seller or any tenants, or cause damage to the Property.

          K.   BUSINESS  DAY.  If any date of  performance  under this  Contract falls on a Saturday,  Sunday or Texas legal  holiday,  such date of  performance will be deferred  to the next day that is not a Saturday,  Sunday or Texas legal holiday.

          L.   GOVERNING LAW. This Contract will be construed under and governed by the  laws of the  State of  Texas,  and  unless  otherwise  provided  in this
Contract,  all  obligations of the parties created under this Contract are to be performed in the county where the Property is located.

          M.   SEVERABILITY.  If any  provision  of this  Contract is held to be invalid,  illegal,  or unenforceable by a court of competent  jurisdiction,  the
invalid,   illegal,  or  unenforceable  provision  will  not  affect  any  other provisions,  and this Contract will be construed as if the invalid,  illegal, or unenforceable provision is severed and deleted from this Contract.

          N.   BROKER  DISCLAIMER.  The Brokers will  disclose to Purchaser  any material  factual  knowledge  the Brokers may possess about the condition of the
Property.  Purchaser  understands  that a real estate broker is not an expert in matters of law, tax, financing,  surveying,  hazardous  materials,  engineering, construction, safety, zoning, land planning, architecture, or the Americans with
Disabilities Act. Purchaser  acknowledges that Purchaser has been advised by the
Brokers  to  seek  expert  assistance  on  such  matters.  The  Brokers  do  not
investigate  a  property's   compliance   with  building   codes,   governmental
ordinances,  statutes  and  laws  that  relate  to the use or  condition  of the
Property or its  construction,  or that relate to its acquisition.  Purchaser is not relying upon any representations of the Brokers concerning permitted uses of the  Property or with  respect to any  nonconformance  of the  Property.  If the
Brokers  provide names of consultants  or sources for advice or assistance,  the
Brokers do not warrant the services of the advisors or their products and cannot warrant the suitability of property to be acquired.  Purchaser acknowledges that current and future federal, state and local laws and regulations may require any

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Hazardous  Materials to be removed at the expense of those  persons who may have had or  continue  to have any  interest  in the  Property.  The  expense of such removal  may be  substantial  Purchaser  agrees to look  solely to  experts  and professionals selected or approved by Purchaser to advise Purchaser with respect to the condition of the Property and will not hold the Brokers  responsible  for any Hazardous Materials  condition relating to the Property.  The Brokers do not warrant that Seller will  disclose any or all property  defects or other matters pertaining to the, Property or its condition. Seller and Purchaser agree to hold the Brokers harmless from any damages, claims, costs and expenses resulting from or related  to any party  furnishing  to the  Brokers  or  Purchaser  any false, incorrect  or  inaccurate  information  with respect to the Property or Seller's concealing  any  material  information  with  respect  to the  condition  of the
Property.  To the extent permitted by applicable law, the Brokers' liability for errors or omissions,  negligence,  or otherwise, is limited to the return of the
Fee, if any, paid to the responsible Broker pursuant to this Contract.

          O.   COUNTERPARTS.  This  Contract  may be  executed  in a  number  of
identical  counterparts.   Each  counterpart  is  deemed  an  original  and  all
counterparts will, collectively, constitute one agreement.

          P.   GENDER;  NUMBER.  Unless  the  context  requires  otherwise,  all pronouns used in this  Contract will be construed to include the other  genders, whether used in the masculine,  feminine or neuter gender. Words in the singular number will be construed to include the plural,  and words in the plural will be construed to include the singular.

          S.   CONSULT AN ATTORNEY.  This  document is an  enforceable,  legally binding agreement. Read it carefully. The Brokers involved in the negotiation of the transaction described in this Contract cannot give legal advice. The parties to this Contract  acknowledge that they have been advised by the Brokers to have this Contract reviewed by legal counsel before signing this Contract.

Purchaser's                                Seller's
attorney is:______________________         attorney is:_________________________

     17.  ADDITIONAL  PROVISIONS.  [ADDITIONAL PROVISIONS MAY BE SET FORTH
BELOW OR ON ANY ATTACHED ADDENDUM].

          A.    FACSIMILE  SIGNATURES.  A facsimile signature of a party shall be binding  on such  party to the same  extent as an  original  signature.  If this
Contract,  or any future amendment to this Contract, is signed by the parties or a party and  delivered by means of  facsimile  transmission,  the parties  agree
promptly  to  thereafter  exchange  original,   executed  counterparts  thereof,
provided  that the  failure to do so shall not render the  facsimile  signatures unenforceable or non-binding on the signatory thereof.

          B.   "AS-IS, WHERE-IS".  EXCEPT FOR THE WARRANTY OF TITLE IN THE DEED,
AND  ANY  EXPRESS  WARRANTIES   CONTAINED  IN  THIS  CONTRACT,   THE  CONVEYANCE
CONTEMPLATED  HEREBY  IS  MADE  ON AN  "AS-IS,  WHERE-IS"  BASIS  ONLY,  WITHOUT
REPRESENTATION  OR  WARRANTY,  EXPRESS  OR  IMPLIED,  BY  OPERATION  OF  LAW  OR
OTHERWISE, AS TO CONDITION (INCLUDING ENVIRONMENTAL CONDITION), FITNESS,

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SUITABILITY, MERCHANTABILITY OR HABITABILITY OF THE PROPERTY OR AS TO USE OF THE
PROPERTY  FOR A  PARTICULAR  PURPOSE OR  COMPLIANCE  WITH LAWS AND  REGULATIONS,
INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LAWS.

     18.  EXHIBITS  AND  ADDENDA.  All  Exhibits  and  Addenda  attached to this
Contract are  incorporated  herein by reference and made a part of this Contract for all purposes [CHECK ALL THAT APPLY]:

|X|  Exhibit "A" Survey and/  |_|  Addendum A   Improved Property
     or Legal Description     |_|  Addendum B-1 Third Party Financing
|_|  Exhibit "B" Site Plan    |_|  Addendum B-2 Seller Financing
|X|  Exhibit "C" Seller       |X|  Addendum C   Inspection
     Released from Liability  |_|  Addendum D   Disclosure Notice
                              |_|  Addendum E   Lead Based Paint
                              |X|  Addendum F   Additional Provisions

     19.  CONTRACT AS OFFER The execution of this Contract by the first party to do so  constitutes  an offer to purchase or sell the  Property.  Unless,  within three (3) days  after  the date of  execution  of this  Contract  by the first party,  this  Contract  is  accepted by the other party by signing the offer and delivering a fully executed copy to the first party,  the offer of this Contract will be deemed automatically  withdrawn,  and the Earnest Money, if any, will be promptly returned to Purchaser.

EXECUTED to be effective as of the Effective Date.

SELLER                                     PURCHASER

ORINDA CAPITAL PARTNERS, L.P.              ENCLAVES GROUP, INC.

                                           _____________________________

By: (Signature) /s/ Charles J. Wilson      By: (Signature) /s/ Mark Macfarlane
                ------------------------                   -------------------
Name: Charles J. Wilson                    Name: Mark MacFarlane
Title: Authorized Representative           Title: _____________________________

By: (Signature)_____________________       By: (Signature)_____________________
Name: ____________________________         Name: ____________________________
Title: _____________________________       Title: _____________________________
         c/o James J. Melino               Address: 2550 E. Trinity Mills Road,
Address: 8235 Douglas Ave.,                         Ste. 122
         Ste. 650, LB65                             Carrollton, TX 75006
         Dallas, TX 75225                  Telephone: 972-839-2498
Telephone: 214-691-2556 Fax: 214-691-0682  Fax: 214-242-2079
Tax I.D. No.:__________________________    Tax I.D. No.:________________________
Date of Execution: 3/1/05                  Date of Execution: __________________

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PRINCIPAL BROKER                           COOPERATING BROKER
                                           ____________________________________

By: (Signature)_____________________       By: (Signature)_____________________
Name: ____________________________         Name: ____________________________
Title: _____________________________       Title: _____________________________
Address:___________________________        Address:___________________________
Telephone: ____________ Fax: __________    Telephone: ____________ Fax: ________
TREC License No.:______________________    TREC License No.:____________________

TITLE COMPANY RECEIPT:  The Title Company  acknowledges receipt of this Contract on  _____________  (the Effective  Date) and, upon receipt of the Earnest Money, accepts the Earnest Money subject to the terms and  conditions set forth in this
Contract.

TITLE COMPANY

     REPUBLIC TITLE OF TEXAS, INC.

By: (Signature)/s/ Rhenda Addison      Address: 2626 Howell Street, 10th FL
               ------------------
Name: Rhenda Addison                            Dallas, TX 75204
Title:   Senior Vice President         Telephone: 214-855-8867 Fax: 214-855-8848

PERMISSION  TO USE:  THIS FORM IS  PROVIDED  FOR THE USE OF MEMBERS OF THE NORTH
TEXAS COMMERCIAL  ASSOCIATION OF REALTORS(R),  INC. PERMISSION IS GRANTED TO MAKE
LIMITED COPIES OF THE CURRENT VERSION OF THIS FORM FOR USE IN A PARTICULAR TEXAS
REAL ESTATE  TRANSACTION.  PLEASE  CONTACT  THE NTCAR  OFFICE TO CONFIRM YOU ARE
USING THE CURRENT VERSION OF THIS FORM.  MASS  PRODUCTION,  OR REPRODUCTION  FOR
RESALE, IS NOT ALLOWED WITHOUT EXPRESS PERMISSION.

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                                   EXHIBIT "A"
                              PROPERTY DESCRIPTION

BEING a 52.77 acre tract of land situated in the A. S. Roberts Survey,  Abstract
No.  1262 and being the same tract of land  (Tract  A-note  save and  except) as described  by deed in Volume  11966,  Page 1574 of the Deed  Records  of Tarrant
County,  Texas  (D.R.T.C.T.)  and being  part of a 120.75  acre tract of land as recorded in, Volume 6155, Page 385 of the Deed Records of Tarrant County, Texas,
said 52.77 acre tract being more particularly described as follows:

BEGINNING at a found 1/2" iron rod at the  Southwest  corner of said 120.75 acre tract,  same being in the East line of a Texas Electric Service Company tract as recorded in Volume 2643, Page 496 of said Deed Records;

THENCE,  North 00 degrees 48 minutes 36 seconds  East,  along the common line of said TESCo.  tract and said 120.75 acre tract passing at 715.55' and 765.55' the
Southeast  and Northeast  corners  (found 1/2" I.R.'s) of a 0.2583 acre tract of land described as a nonexclusive  easement and  Right-of-way  for the purpose of constructing,  maintaining and operating a road for ingress and egress, purposes in a deed as recorded in Volume  12721,  Page 12.48 of said Deed  Records and in all 1358.85' to a found 5/8" iron rod at the Southwest  corner of a called 9.877 acre tract as conveyed to the Trustees of Lake Worth United  Methodist Church by
deed In a Volume 9214, Page 823 of said Deed Records;

THENCE,  South 89 degrees 019 minutes 15 seconds  East,  along the South line of said Church tract, 250.43' to a found 5/8" iron rod;

THENCE, North 00 degrees 52 minutes, 30 seconds East, continuing along the South line of said church tract, 400.10' to a found 5/8" iron rod;

THENCE,  South 89 degrees 06 seconds 20 seconds East, along said line 300.50' to a set 5/8" iron rod;

THENCE,  North 00 degrees 41 minutes 39 East, along said South line 163.81' to a found 5/8" iron rod;

THENCE,  South 89 degrees 47  minutes  32  seconds  East,  along said South line
325.0' to a set 5/8" iron rod;

THENCE, North 00 degrees 41 minutes 22 seconds East, 275.95' to a set 1'12" iron rod in asphalt in the South line of W. J. Boaz Road;

THENCE,  South 89 degrees 41 minutes 39 seconds  East,  along said South line of
Boaz  Road,  354.17'  to a found.  5/8"  iron rod in  asphalt  at the  Northwest property  corner of a tract of land  conveyed  to Boone,  Jeanette  Mclean  etal
(Boone tract) by deed as recorded in Volume 9559, Page 2088 of the D.R.T.C.T.;

THENCE, South 00 degrees 44 minutes 35 seconds West, with the West property line of said Boone tract,  leaving said South line of Boaz Road,  1089.38' to a found
5/8" iron rod at the beginning of a  non-tangent  curve to the left whose center bears North 06 degrees 02 minutes 52 seconds West, 918.31;

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                             EXHIBIT "A" - continued

THENCE,  Northeasterly  along said curve to the left and the  Westerly  property line of said Boone  tract,  through a central  angle of 01 degree 14 minutes 52 seconds and an arc length of 20.0 feet to a found 5/8" iron rod;

THENCE,  South 00  degrees  44 minutes  05  seconds  West,  continuing  with the
Westerly  line of said  Boone  tract,  1119.131  to a found 5/8" iron rod in the
South line of said 120.75 acre tract and the North  property  line of a tract of land  conveyed to SFI  Spectrum  Inc.  (SFI tract) by deed as recorded in Volume
9800, Page 791 of the D.R.T.C.T.;

THENCE,  North 89 degrees 07 minutes 55 seconds  West,  along said south line of said 120.75 acre tract and the North  property line of said SFI tract,  1252.07'
to the  POINT  OF  BEGINNING  and  CONTAINING  a  gross  area of  52.773'  acres
(2,298,780  square feet) less 0.0813 acres (3,542 square feet) that falls within existing road  Right-of-Way in W. J. Boaz Road leaving a net area of 52.69 acres
(2,295,238 square feet) of land more or less.

TRACT 2:

EASEMENT  ESTATE,  created by that  certain  Easement  Agreement  between  Texas
Utilities Electric Company and Clarence Huffman,  dated March 5, 1997, filed for record on April 3, 1997 and recorded in Volume 12721,  Page 1248,  Real Property
Records, Tarrant County, Texas.

(R)Copyright 1999 NTCAR - Form No, 1 (8/99)                      Page 18 CJW MDM

                                  EXHIBIT "A"

                                [GRAPHIC OMITTED]

(R)Copyright 1999 NTCAR - Form No, 1 (8/99)                      Page 19 CJW MDM

                                   EXHIBIT "C"

                         SELLER RELEASED FROM LIABILITY

            Purchaser  acknowledges that it will have the opportunity to inspect the Property during the Inspection Period,  and during such period,  observe its physical  characteristics and existing conditions and the opportunity to conduct such  investigation  and  study on and of the  Property  and  adjacent  areas as
Purchaser deems necessary.  Except to the extent expressly provided otherwise in this  Contract  or the Deed to be  executed  by Seller at Closing  and any other documents  to be  executed  by Seller and  delivered  to  Purchaser  at Closing,
Purchaser hereby FOREVER RELEASES AND DISCHARGES Seller from all  responsibility and liability, including without limitation, liabilities under the Comprehensive
Environmental  Response,  Compensation  and  Liability  Act Of 1980  (42  U.S.C.
Sections  9601  et  seg.),  as  amended  ("CERCLA"),  regarding  the  condition, valuation,  salability or utility of the Property,  or its  suitability  for any purpose whatsoever (including,  but not limited to, with respect to the presence in the soil,  air,  structures and surface and subsurface  waters,  of Hazardous
Materials or other  materials or substances  that have been or may in the future be determined to be toxic,  hazardous,  undesirable or subject to regulation and that may need to be specially treated,  handled and/or removed from the Property
under  current  or  future  federal,   state  and  local  laws,  regulations  or
guidelines,  and any structural  and geologic  conditions,  subsurface  soil and water  conditions  and solid and  hazardous  waste and  Hazardous  Materials on, under,  adjacent to or otherwise  affecting the Property).  Except to the extent expressly  provided  otherwise  in this  Contract  or the Deed to be executed by
Seller at Closing and any other documents to be executed by Seller and delivered to Purchaser at Closing,  Purchaser  further  hereby WAIVES (and by Closing this transaction will be deemed to have WAIVED) any and all objections and complaints
(including,  but not limited to,  federal,  state and local statutory and common law based actions,  and any private right of action under any federal,  state or local  laws,  regulations  or  guidelines  to which  the  Property  is or may be subject,  including,  but  not  limited  to,  CERCLA)  concerning  the  physical characteristics and any existing  conditions of the Property.  Purchaser further hereby assumes the risk of changes in applicable laws and  regulations  relating to past,  present and future  environmental  conditions  on the Property and the risk that adverse physical  characteristics and conditions,  including,  without limitation,  the presence of Hazardous Materials or other contaminants,  may not have been revealed by its investigation.

(R)Copyright 1999 NTCAR - Form No, 1 (8/99)                      Page 20 CJW MDM

               NORTH TEXAS COMMERCIAL. ASSOCIATION OF REALTORS(R)

                    ADDENDUM C TO COMMERCIAL CONTRACT OF SALE

                                   INSPECTION

Property address or description:    Orinda / Enclaves / 52.7 Acres

1.   Inspection Period.  Purchaser will have a period expiring an March 23, 2005
     (the  "Inspection  Period") to inspect  the  Property  and conduct  studies
     regarding  the   Property.   Purchaser's   studies  may  include,   without
     limitation: (1) permitted use and zoning of the Property; (2) core borings;
     (3) environmental and architectural tests and investigations;  (4) physical
     inspections  of  improvements,   fixtures,  equipment,   subsurface  soils,
     structural  members,   and  personal  property;   and  (5)  examination  of
     agreements,  manuals, plans, specifications and other documents relating to the construction  and condition of the Property.  Purchaser and Purchaser's agents,  employees,  consultants  and  contractors  will  have the right of reasonable  entry onto the Property during normal business hours,  and upon reasonable  advance  notice to Seller and any tenants on the Property,  for purposes of inspections,  studies,  tests and examinations deemed necessary by Purchaser.  The inspections,  studies, tests and examinations will be at
     Purchaser's  expense and risk.  Purchaser shall defend and indemnify Seller against  any  claims  that  arise  due  to  any  actions  by  Purchaser  or
     Purchaser's agents, employees, consultants and contractors.

2.   Reports.

          |_|  A.   Within   ____________________   (________)  days  after  the
                    Effective Date,  Seller shall deliver to Purchaser a written report of an environmental  assessment of the Property.  The
                    report  will  be  prepared,   at  Seller's  expense,  by  an
                    environmental consultant reasonably acceptable to Purchaser.
                    The  environmental  assessment  must  include  a  "PHASE  I"
                    investigation into the existence of Hazardous  Materials (as defined in SECTION 7H of this Contract) in, on or around the
                    Property.  The environmental  assessment must also include a land use history search,  engineering inspections,  research and studies that may be necessary to discover the  existence of Hazardous Materials.

          |_|  B.   Within ten (10) days after the Effective Date,  Seller shall deliver  to  Purchaser  copies of all  reports  in  Seller's
                    possession   of   engineering   investigations,   tests  and
                    environmental  studies  that have been made with  respect to the Property within the two year period before the Effective
                    Date.

          |X|  C.   If  Purchaser  terminates  this  Contract,  Purchaser  shall
                    deliver   to   Seller,    at    Purchaser's    expense   and
                    contemporaneously  with  the  termination,   copies  of  all
                    written reports,  inspections,  plats,  drawings and studies made by Purchaser and  Purchaser's  agents,  consultants and contractors.  This provision will survive the termination of this Contract.

(R)Copyright 1999 NTCAR - Form No, 1 (8/99)                      Page 21 CJW MDM

     3.   Termination.  If Purchaser determines, in Purchaser's sole discretion, no matter how arbitrary,  that the Property is not  satisfactory or is not suitable for Purchaser's  intended use or purpose,  then Purchaser may terminate  this Contract by delivering a written  notice to Seller on or before the last day of the Inspection Period, and the refundable portion of the Earnest  Money will be promptly  returned to  Purchaser and the parties will have no further rights or obligations  under this
          Contract (except for any that expressly survive the termination).

     4.   Acceptance.  If Purchaser does not properly and timely  terminate this
          Contract  before  the  expiration  of  the  Inspection  Period  (or if
          Purchaser  accepts the  Property in writing)  then  Purchaser  will be deemed to have  waived  all  objections  to the  Property  under  this
          Contract,  except for any title  objections  which may be  outstanding pursuant  to  Section 6 of this  Contract.  In that  event,  Purchaser agrees to purchase the Property in its current  condition  without any further representations or warranties of Seller, except any objections which Seller may expressly agree in writing to cure, and this Contract will  continue in full force and effect and the parties  shall proceed to Closing. This provision does not, however,  limit or invalidate any
          express   representations  or  warranties  Seller  has  made  in  this
          Contract.

     5.   Restoration.  If the  transaction  described in this Contract does not close  through no fault of Seller,  and the  condition of the Property was  altered  due  to  inspections,  studies,  tests  or  examinations performed by Purchaser or on Purchaser's  behalf,  then Purchaser must restore the Property to its original condition at Purchaser's expense.

(R)Copyright 1999 NTCAR - Form No, 1 (8/99)                      Page 22 CJW MDM

                                   ADDENDUM F

                              ADDITIONAL PROVISIONS

ATTACHED TO AND FORMING A PART OF THAT CERTAIN  CONTRACT OF SALE ENTERED INTO BY
AND BETWEEN THE ORINDA CAPITAL PARTNERS,  L.P., A TEXAS LIMITED PARTNERSHIP,  AS
"SELLER", AND ENCLAVES GROUP, INC., AS "PURCHASER",  COVERING APPROXIMATELY 52.7
ACRES OF LAND IN FORT WORTH, TARRANT COUNTY, TEXAS.

20.  Notwithstanding  anything  contained in this Contract to the contrary,  the conveyance of the Property shall not include,  and Seller hereby  reserves, any and all of Seller's  right,  title and  interest in and to the oil, gas and other minerals that are in, on or under the Property.

21.  In the event the  transaction  described in this  Contract  does not close,
     Purchaser  shall repair any material  damage  caused to the Property due to
     the  tests  and  inspections   performed  by  Purchaser.   Purchaser  shall
     indemnify,  defend and hold  Seller  harmless  from and against any and all claims,  demands,  actual out of pocket damages,  liabilities and causes of action  (including  mechanics and  materialmen's  lien claims) for personal injury or property  damage from,  or liens against the Property due to, the entry upon,  and studies  performed  in  connection  with,  the Property by
     Purchaser or any of its authorized  agents,  contractors or employees.  The provisions  of  this  paragraph  shall  survive  any  termination  of  this
     Contract.

22.  The parties  hereto agree that neither  this  Contract nor a memorandum  of this  Contract  may be  recorded  by either  party at any time  against the
     Property.  Any prohibited recording of this Contract by Purchaser or by any broker  representing  Purchaser  shall be  deemed a  default  hereunder  by
     Purchaser.  In such event,  and upon the termination  hereof,  Seller shall have the right to record an Affidavit that this Contract has terminated and is of no further force or effect whatsoever,  which Affidavit shall suffice as a full release of this Contract.

23.  PURCHASER ACKNOWLEDGES AND AGREES THAT EXCEPT AS IS EXPRESSLY PROVIDED HERE
     SELLER  HAS NOT  MADE,  AND DOES NOT MAKE AND  SPECIFICALLY  DISCLAIMS  ANY
     REPRESENTATIONS,  WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES
     OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER STATUTORY, EXPRESS OR IMPLIED,
     ORAL OR WRITTEN,  PAST,  PRESENT OR FUTURE,  OF, AS TO,  CONCERNING OR WITH
     RESPECT  TO:  (A)  THE  NATURE,  QUALITY  OR  CONDITION  OF  THE  PROPERTY,
     INCLUDING,  WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY; (B) THE INCOME
     TO BE DERIVED FROM THE PROPERTY;  (C) THE  SUITABILITY  OF THE PROPERTY FOR
     ANY AND ALL ACTIVITIES AND USES WHICH  PURCHASER MAY CONDUCT  THEREON,  (D)
     THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES,
     ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY;
     (E) THE HABITABILITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE

(R)Copyright 1999 NTCAR - Form No, 1 (8/99)                      Page 13 CJW MDM

     OF THE PROPERTY;  (F) THE PRESENCE OF ANY ENDANGERED OR THREATENED  SPECIES
     ON THE PROPERTY,  AS WELL AS THE SUITABILITY OF THE PROPERTY AS HABITAT FOR
     ANY OF THOSE SPECIES;  (G) THE  AVAILABILITY OF UTILITIES FOR, ON OR TO THE
     PROPERTY;  (H) THE PRESENCE OF HAZARDOUS  WASTES OR TOXIC  MATERIALS ON THE
     PROPERTY; OR (I) OTHERWISE WITH RESPECT TO THE PROPERTY.  PURCHASER FURTHER
     ACKNOWLEDGES  AND AGREES THAT HAVING BEEN GIVEN THE  OPPORTUNITY TO INSPECT
     THE PROPERTY,  PURCHASER  WILL BE PURCHASING  THE PROPERTY  PURSUANT TO ITS
     INDEPENDENT  EXAMINATION,  STUDY,  INSPECTION AND KNOWLEDGE OF THE PROPERTY
     AND  PURCHASER  IS  RELYING  ON ITS OWN  DETERMINATION  OF THE VALUE OF THE
     PROPERTY  AND  USES  TO  WHICH  THE  PROPERTY  MAY BE  PUT,  AND NOT ON ANY
     INFORMATION  PROVIDED  OR TO  BE  PROVIDED  BY  SELLER.  PURCHASER  FURTHER
     ACKNOWLEDGES  AND AGREES  THAT ANY  INFORMATION  PROVIDED OR TO BE PROVIDED
     WITH RESPECT TO THE  PROPERTY  WAS  OBTAINED  FROM A VARIETY OF SOURCES AND
     THAT SELLER HAS NOT MADE ANY INDEPENDENT  INVESTIGATION  OR VERIFICATION OF
     SUCH  INFORMATION  AND  MAKES  NO  REPRESENTATIONS  AS TO THE  ACCURACY  OR
     COMPLETENESS  OF SUCH  INFORMATION.  The  occurrence  of the Closing  shall constitute an  acknowledgment  by Purchaser  that the property was accepted without  representation  or  warranty,  express or implied,  except for the express  representations  and warranties set forth in this Contract and the special  warranties of title set forth in the Special  Warranty  Deed,  and otherwise  in an "AS IS" and "WITH ALL FAULTS"  condition  based  solely on
     Purchaser's own inspection. The acknowledgments and agreements of Purchaser set forth in this  paragraph  shall  survive  the  Closing and shall not be merged therein.

(R)Copyright 1999 NTCAR - Form No, 1 (8/99)                      Page 24 CJW MDM

                     ADDENDUM TO COMMERCIAL CONTRACT OF SALE

     THIS ADDENDUM TO COMMERCIAL  CONTRACT OF SALE (this  "Addendum") is made of even date (the "Effective Date") with that certain  Commercial  Contract of Sale
(the "Form Contract") by and between ORINDA CAPITAL PARTNERS, L.P., as "Seller", and  ENCLAVES  GROUP,  INC., a Delaware  corporation;  as  "Purchaser",  for the purchase and sale of that certain  parcel of real estate of  approximately  52.7 acres at the intersection of Boat Club and Boaz Roads in the City of Fort Worth,
Tarrant County, Texas, and more particularly described therein (the "Property").

     1.   TITLE COMPANY.  The "Title Company"  identified in Section 4.A. of the
Form Contract and references to Republic Title of Texas,  Inc. are hereby struck and replaced with: Texas United Title, Inc., 607 West Harwood Road, Hurst, Texas
76054 [(817) 268-7755 - Fax (817) 268-7765 (Attn.:  Ms. Sandy Cross,  Manager)].
The Title  Company  shall  execute a separate  receipt for the  Contract and the
Earnest Money subject to the terms and conditions in the Contract.

     2.   NO BROKER.  Notwithstanding the references in the Form Contract to any
Broker or Brokers, the parties acknowledge that there are no Brokers named under or endorsing the Contract and the term "Brokers" refers to "None".

     3.   REPRESENTATIONS OF SELLER.  Seller has power and authority to sell the
Property  to  Purchaser,  to  convey  the  required  title,  and to  settle  the transactions contemplated hereby without consent or approval of any other person or entity.  From and after the  Effective  Date,  without the prior  approval of
Purchaser,  which approval shall not be  unreasonably  withheld,  conditioned or delayed,  Seller shall not cause or permit any material,  detrimental  change to occur in the status of title to the  Property or the  physical  condition of the
Property that will survive the closing and transfer of the  Property,  nor shall
Seller enter into any leases or other  occupancy  agreements with respect to all or any portion of the Property that will survive the closing and transfer of the
Property.  To the  best of  Seller's  current,  actual  knowledge,  without  the requirement of inquiry beyond the environmental  inspections made on its behalf,
(a) the  Property  is not  currently  being  used nor has it ever  been used for landfill,  dumping, or other waste disposal or operations,  and (b) there are in existence at the Property no Hazardous Materials such that their existence would violate applicable laws or regulations.

     4.   SELLER PROPERTY  DOCUMENTS.  Promptly after the Effective Date, and to facilitate  Purchaser's planned development and financing of the project for the
Property,  Seller  shall  provide to  Purchaser  without  expense  copies of the existing  Property survey,  the approved  preliminary plat of the Property,  the final  plat of the Phase I portion of the  Property,  the  approved  engineering plans  and  specifications  for  the  Phase  I  portion  of  the  Property,  the preliminary  subdivision  cost  estimates  prepared  by Seller's  engineer,  the electrical  transmission line crossing information,  copies of the offsite water and drainage  line  easements,  the cost sharing  agreement  with  Atlantis Real
Estate,  Inc.  pertaining to the water line, the existing  agricultural lease of the  Property,  evidence of the  current  zoning for the  Property,  the Phase I environmental  site  assessment  for the  Property,  and the final  geotechnical report for the Property.

(R)Copyright 1999 NTCAR - Form No, 1 (8/99)                      Page 25 CJW MDM

     5.   INSPECTION PERIOD.  The term "Inspection  Period" defined in Section 1 of Addendum C of the Form  Contract  shall not expire on March 23, 2005,  and is hereby  defined  to  extend  to the  later of (i)  thirty  (30)  days  after the
Effective  Date,  and (ii)  twenty  (20) days after the date on which  Purchaser receives the information required by the provisions of Paragraph 4 above.

     6.   EFFECT OF ADDENDUM.  This Addendum sets forth in entirety the parties'
agreement on modifying  Form Contract as of the  Effective  Date of the Contract
and, except as modified by this Addendum,  which instrument shall control in the event  of any  inconsistency  with  the  Form  Contract,  all of the  terms  and provisions of the Form Contract are hereby  ratified and confirmed by Seller and
Purchaser and shall remain in full force and effect as the "Contract".

     IN WITNESS WHEREOF the undersigned Seller and Purchaser, each by its authorized  representative,  has executed this Addendum  intending to be legally bound hereby.

     SELLER:                                 PURCHASER:

ORINDA CAPITAL PARTNERS, L.P.                ENCLAVES GROUP, INC.

By:  /s/ Charles J. Wilson                   By:  /s/ Mark D. Macfarlane
     --------------------------------             ------------------------------
     Charles J. Wilson                            Mark D. MacFarlane
Its: Authorized Representative               Its: Chief Operating Officer
     --------------------------------             ------------------------------
     3/1/05
(R)Copyright 1999 NTCAR - Form No, 1 (8/99)                      Page 26 CJW MDM

                      FIRST AMENDMENT TO CONTRACT OF SALE

            THIS FIRST AMENDMENT TO CONTRACT OF SALE (this  "AMENDMENT") is made as of March 29, 2005,  between  Orinda Capital  Partners,  L.P., a Texas limited partnership ("SELLER"), and Enclaves Group, Inc. ("PURCHASER").

                                    RECITALS

            A.  Seller  and  Purchaser  entered  into  that  certain  Commercial
Contract  of Sale  dated  March  1,  2005 (as  amended  from  time to time,  the
"CONTRACT")  pursuant to which  Seller  agreed to sell and  Purchaser  agreed to purchase an approximate  52.7 acre tract of land in Fort Worth,  Tarrant County,
Texas, as more particularly described in the Contract.

            B.  Seller  and  Purchaser  desire to amend the  Contract  as stated
below, upon and subject to the terms and conditions of this Amendment.

                                   AGREEMENTS

            In consideration  of the above stated  recitals,  and the respective covenants  and  agreements  set  forth in this  Amendment,  and  other  good and valuable  consideration,  the  receipt  and  sufficiency  of  which  are  hereby acknowledged, the parties covenant and agree as follows:

            1. CAPITALIZED  TERMS.  Capitalized terms used in this Contract have the meanings stated in the Contract unless otherwise defined herein.

            2.  INSPECTION  PERIOD.  Notwithstanding  anything  contained in the
Contract to the contrary,  the Inspection Period as defined in Addendum C to the
Contract is hereby  extended  until,  and shall expire at 5:00 p.m. on, Tuesday,
April 12, 2005.

            3. CLOSING DATE.  Notwithstanding anything contained in the Contract to the contrary,  the Closing shall occur on or prior to 2:00 p.m. on Wednesday,
April 13, 2005.

            4. EFFECT OF AMENDMENT. Except as expressly modified by the terms of this Amendment, the Contract remains unmodified.  As modified herein and subject to the conditions  contained  herein,  the Contract is hereby ratified and is in full force and effect strictly in accordance with its terms.

            5.  GOVERNING  LAW.  This  Amendment  is  governed  by  and is to be construed in accordance with the laws of the State of Texas.

            6. COUNTERPART  EXECUTION.  This Amendment may be executed in one or more counterparts,  each of which shall be deemed an original,  and all of which together shall constitute one and the same agreement.

            7.  FACSIMILE   SIGNATURES.   This  Amendment  may  be  executed  by
facsimile,  and a  facsimile  signature  hereon  shall  constitute  an  original signature.

            EXECUTED TO BE EFFECTIVE as of the date first above written.

SELLER:                                         PURCHASER:
------                                          ---------

ORINDA CAPITAL PARTNERS, L.P.,                  ENCLAVES GROUP, INC.
a Texas limited partnership

By: /s/ James J. Melino                         By: /s/ Mark MacFarlane
    --------------------------                      --------------------------
    James J. Melino,                                Mark MacFarlane,
    Authorized Representative                       Authorized Representative

                      SECOND AMENDMENT TO CONTRACT OF SALE

            THIS SECOND AMENDMENT TO CONTRACT OF SALE (this "AMENDMENT") is made as of April 13, 2005,  between  Orinda Capital  Partners,  L.P., a Texas limited partnership ("SELLER"), and Enclaves Group, Inc. ("PURCHASER").

                                    RECITALS

            A.  Seller  and  Purchaser  entered  into  that  certain  Commercial
Contract of Sale dated March 1, 2005 (as amended from time to time, including by the First Amendment thereto,  the "CONTRACT") pursuant to which Seller agreed to sell and Purchaser  agreed to purchase an approximate 52.7 acre tract of land in
Fort  Worth,  Tarrant  County,  Texas,  as more  particularly  described  in the
Contract.

            B.  Seller  and  Purchaser  desire to amend the  Contract  as stated
below, upon and subject to the terms and conditions of this Amendment.

                                   AGREEMENTS

            In consideration  of the above stated  recitals,  and the respective covenants  and  agreements  set  forth in this  Amendment,  and  other  good and valuable  consideration,  the  receipt  and  sufficiency  of  which  are  hereby acknowledged, the parties covenant and agree as follows:

            1. CAPITALIZED  TERMS.  Capitalized terms used in this Contract have the meanings stated in the Contract unless otherwise defined herein.

            2. INSPECTION PERIOD. The Inspection Period has expired. Any and all unsatisfied contingencies,  if any, under the Contract are hereby forever waived by Purchaser  (including  any title  related  matters).  From and after the date hereof,  the  Earnest  Money  shall be  non-refundable  to  Purchaser  under any circumstances  except  upon an event of  default by Seller  without a  Purchaser default, but shall be applicable to the Purchase Price at Closing.

            3. CLOSING DATE.  Notwithstanding anything contained in the Contract to the contrary, the Closing shall occur on or prior to 2:00 p.m. on Monday, May
9, 2005.

            4. EFFECT OF AMENDMENT. Except as expressly modified by the terms of this Amendment, the Contract remains unmodified.  As modified herein and subject to the conditions  contained  herein,  the Contract is hereby ratified and is in full force and effect strictly in accordance with its terms.

            5.  GOVERNING  LAW.  This  Amendment  is  governed  by  and is to be construed in accordance with the laws of the State of Texas.

            6. COUNTERPART  EXECUTION.  This Amendment may be executed in one or more counterparts,  each of which shall be deemed an original,  and all of which together shall constitute one and the same agreement.

            7.  FACSIMILE   SIGNATURES.   This  Amendment  may  be  executed  by
facsimile,  and a  facsimile  signature  hereon  shall  constitute  an  original signature.

            EXECUTED TO BE EFFECTIVE as of the date first above written.

SELLER:                                    PURCHASER:
------                                     ---------

ORINDA CAPITAL PARTNERS, L.P.,             ENCLAVES GROUP, INC.
a Texas limited partnership

By: /s/ James J. Melino                    By: /s/ Mark MacFarlane
    ----------------------------               ---------------------------------
    James J. Melino,                           Mark MacFarlane,
    Authorized Representative                  Authorized Representative

                      THIRD AMENDMENT TO CONTRACT OF SALE

            THIS THIRD AMENDMENT TO CONTRACT OF SALE (this  "AMENDMENT") is made as of May 4, 2005,  between  Orinda  Capital  Partners,  L.P.,  a Texas  limited partnership ("SELLER"), and Enclaves Group, Inc. ("PURCHASER").

                                    RECITALS

            A.  Seller  and  Purchaser  entered  into  that  certain  Commercial
Contract of Sale dated March 1, 2005 (as amended from time to time, including by the First and Second  Amendments  thereto,  the  "CONTRACT")  pursuant  to which
Seller agreed to sell and Purchaser  agreed to purchase an approximate 52.7 acre tract  of  land in Fort  Worth,  Tarrant  County,  Texas,  as more  particularly described in the Contract.

            B.  Seller  and  Purchaser  desire to amend the  Contract  as stated
below, upon and subject to the terms and conditions of this Amendment.

                                   AGREEMENTS

            In consideration  of the above stated  recitals,  and the respective covenants  and  agreements  set  forth in this  Amendment,  and  other  good and valuable  consideration,  the  receipt  and  sufficiency  of  which  are  hereby acknowledged, the parties covenant and agree as follows:

            1. CAPITALIZED  TERMS.  Capitalized terms used in this Contract have the meanings stated in the Contract unless otherwise defined herein.

            2. INSPECTION PERIOD. The Inspection Period has expired. Any and all unsatisfied contingencies,  if any, under the Contract are hereby forever waived by Purchaser  (including  any title  related  matters).  From and after the date hereof,  the  Earnest  Money  shall be  non-refundable  to  Purchaser  under any circumstances  except  upon an event of  default by Seller  without a  Purchaser default, but shall be applicable to the Purchase Price at Closing.

            3. CLOSING DATE.  Notwithstanding anything contained in the Contract to the contrary, the Closing shall occur on or prior to 2:00 p.m. on Friday, May
13, 2005.

            4.  PURCHASE  NOTE  AND  DEED  OF  TRUST.  Notwithstanding  anything contained in the Contract to the contrary,  the Purchase  Price shall be payable
$1,000,000.00 in cash at Closing,  with the balance payable by the execution and delivery at Closing by Purchaser  to Seller of a Promissory  Note in such amount bearing  interest at the rate of 10% per annum and being due and payable in full
(both  principal and interest) on or before  December 31, 2005.  The  Promissory
Note shall be secured by a Vendor's Lien  retained in the Special  Warranty Deed from  Seller to  Purchaser,  and  further  secured by a first lien Deed of Trust executed  and  delivered  by  Purchaser  to a Trustee for the benefit of Seller, against a portion of the Property (the  "Encumbered  Portion"),  said portion of the Property being more  particularly  described on EXHIBIT "A" attached  hereto and made a part hereof for all purposes.  The Promissory  Note and Deed of Trust shall provide for default  interest at the rate of 18% per annum (or the highest lawful rate, if lesser) and for reasonable  attorney's fees. Purchaser shall pay the cost of recording the Special Warranty Deed (With Vendor's Lien) and Deed of
Trust, and shall provide Seller with a Mortgagee's  Policy of Title Insurance in the full amount of the Promissory Note.

            5. EASEMENTS. In the event Seller forecloses the lien of the Deed of
Trust against the  Encumbered  Portion of the Property,  in connection  with the subsequent  development  thereof by Seller or its  successors  or  assigns,  the parties recognize and agree that it may be advantageous for Seller and/or public utility companies to have specifically defined drainage and/or utility easements through, under or across portions of the Property in addition to those currently affecting such  properties for the limited purpose of providing such services to the  Encumbered  Portion  of the  Property.  In this  regard,  Purchaser  hereby covenants and agrees,  immediately  upon the request of Seller,  to grant Seller easements for such purposes (together with any necessary temporary  construction easements) through,  under or across the Property to the extent same are located within or  adjacent  to  internal  roads,  alleys,  creeks,  creek beds or other reasonably  requested  similar areas,  are  reasonably  necessary to develop the
Encumbered Portion of the Property,  and do not unreasonably  interfere with the development of the Property,  or same are otherwise already  contemplated by the engineering  plans  heretofore  approved by the City of Fort Worth applicable to the  Property.  Additionally,  Seller may install  utility or drainage  lines or facilities  within any such  easement  and,  to the  extent any such  utility or drainage  lines or  facilities  also  benefit  the  Property  (exclusive  of the
Encumbered Portion thereof),  Purchaser hereby covenants and agrees (a) to share in the costs and expenses of  installing  such line or  facilities in a fair and equitable  manner  reflecting  the  benefit to the  Property  (exclusive  of the
Encumbered Portion thereof) and (b) to reimburse and/or pay Seller for its share of the cost thereof,  from time to time,  within thirty (30) days  following the invoicing  thereof by Seller to Purchaser (which invoicing shall include back up documentation  verifying  the payment of such costs and the method of allocation of such costs between the parties).  If such amounts are not timely  remitted to the Installing  Party,  such amounts shall accrue  interest at the lesser of (1)
eighteen  percent (18%) per annum, or (2) the maximum rate permissible from time to time under  applicable  law,  from the date or dates such costs are due until receipt of payment in full of such costs (including interest,  as applicable) by the Seller.  Notwithstanding  anything  contained  herein to the  contrary,  the provisions of this paragraph shall survive the Closing and delivery of the Deed.

            6. EFFECT OF AMENDMENT. Except as expressly modified by the terms of this Amendment, the Contract remains unmodified.  As modified herein and subject to the conditions  contained  herein,  the Contract is hereby ratified and is in full force and effect strictly in accordance with its terms.

            7.  GOVERNING  LAW.  This  Amendment  is  governed  by  and is to be construed in accordance with the laws of the State of Texas.

            8. COUNTERPART  EXECUTION.  This Amendment may be executed in one or more counterparts,  each of which shall be deemed an original,  and all of which together shall constitute one and the same agreement.

            9.  FACSIMILE   SIGNATURES.   This  Amendment  may  be  executed  by
facsimile,  and a  facsimile  signature  hereon  shall  constitute  an  original signature.

            EXECUTED TO BE EFFECTIVE as of the date first above written.

            SELLER:                                PURCHASER:
            ------                                 ---------

            ORINDA CAPITAL PARTNERS, L.P.,         ENCLAVES GROUP, INC.
            a Texas limited partnership

            By: /s/ James J. Melino                By: /s/ Mark MacFarlane
                ---------------------------            -------------------------
                James J. Melino,                       Mark MacFarlane,
                Authorized Representative              Authorized Representative